UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

CHEMOCENTRYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on January 24, 2019, ChemoCentryx, Inc. (the “Company”) and Vifor Fresenius Medical Care Renal Pharma Ltd., a company of Vifor Pharma Group, announced that in light of the upcoming availability of data from the pivotal Phase III ADVOCATE trial, they have decided to withdraw the application for Conditional Marketing Authorization of avacopan for the treatment of anti-neutrophil cytoplasmic antibody associated vasculitis based on Phase II data. Efforts will now be exclusively directed to file integrated regulatory submissions in 2020 with the European Medicines Agency (“EMA”) and United States Food and Drug Administration (“FDA”) for full (unconditional) marketing approval, after the planned release of topline data from the Phase III ADVOCATE trial anticipated in the fourth quarter of 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include statements regarding the timing of the Phase III ADVOCATE trial topline data and whether submissions with the FDA and EMA for full marketing approval will be made next year. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission (“SEC”). These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents the Company files with the SEC available at www.sec.gov, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on March 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: January 28, 2019

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President, Chief Financial and Administrative Officer and Secretary